Exhibit 99.2





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of The Coca-Cola Company (the "Company") on Form 10-K for the period ending December 31, 2002 (the "Report"), I, Gary P. Fayard, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)   to my knowledge, the Report fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ GARY P. FAYARD
                                           ------------------
                                           Gary P. Fayard
                                           Executive Vice President and
                                           Chief Financial Officer
                                           March 26, 2003